UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 30, 2008
NEWPORT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1791 Deere Avenue, Irvine, California		92606
(Address of principal executive offices)		(Zip Code)
(949) 863-3144
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 2.02. Results of Operations and Financial Condition.
On July 30, 2008, Newport Corporation (the “Registrant”) announced its financial results for the second quarter ended June 28, 2008, and its outlook in the third quarter of 2008. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.
This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.
Use of Non-GAAP Financial Measures
In the press release attached to this report as Exhibit 99.1, the Registrant has supplemented certain of its financial measures prepared in accordance with accounting principles generally accepted in the United States (GAAP) with certain non-GAAP financial measures. These non-GAAP financial measures and the reasons for their inclusion are described below. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Registrant’s financial measures prepared in accordance with GAAP.
The Registrant has provided non-GAAP measures of net income and net income per diluted share that have been adjusted to exclude a non-cash, pre-tax charge of $7.1 million that the Registrant was required to recognize in the second quarter of 2008 to reflect a full write-off of a note receivable and other amounts relating to a business that had been classified as a discontinued operation and subsequently sold in 2005. Management considers this charge to be outside of the Registrant’s core operating results. Therefore, this charge has been excluded with the intent of providing both management and investors with a more complete understanding of the Registrant’s underlying operational results and performance trends and a more meaningful basis for comparison of such results with the Registrant’s historical and expected financial results. In addition, these adjusted non-GAAP measures are among the primary indicators that management uses as a basis for its planning and forecasting of future periods and may also be used by management for other purposes including its evaluation of performance to determine the achievement of goals under the Registrant’s incentive plans.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 30, 2008 (furnished pursuant to Item 2.02 and not deemed filed).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2008	NEWPORT CORPORATION
	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 30, 2008 (furnished pursuant to Item 2.02 and not deemed filed).